Commitments and Contingencies	6 Months Ended
Jun. 30, 2015
Commitments and Contingencies [Abstract]
Commitments and Contingencies:
13.      Commitments and Contingencies:

a)  Lease commitments

The following table sets forth inflows or outflows, related to the Company's leases, as at June 30, 2015.

	Twelve month periods ending June 30,
plus inflows/ minus outflows	Total	2016	2017	2018	2019	2020	2021 and thereafter
Future, minimum, non-cancellable charter revenue (1)	$48,008	$47,258	$750	$ -	$ -	$ -	$ -
Bareboat capital leases - upfront hire & handling fees (2)	(13,613	)(12,269)	(1,344	)-	-	-	-
Bareboat commitments charter hire (3)	(364,854	)(4,803)	(26,123	)(27,219)	(27,151	)(27,488)	(252,070)
Total	($330,459)	$30,186	($26,717)	($27,219)	($27,151)	($27,488)	($252,070)

(1)  The amounts represent the minimum contractual charter revenues to be generated from the existing, as of June 30, 2015, non-cancellable time and freight charter until their expiration, net of address commission, assuming no off-hire days other than those related to scheduled interim and special surveys of the vessels.

(2) The amounts represent the Company's commitments under the bareboat lease arrangements representing the upfront hire and handling fees for those vessels being, as of June 30, 2015, under construction.

(3)  The amounts represent the Company's commitments under the bareboat lease arrangements representing the charter hire for those vessels being, as of June 30, 2015, under construction. The bareboat charter hire is comprised of fixed and variable portion, the variable portion is calculated based on the 6-month Libor rate of 0.4449%, as of June 30, 2015 (please refer to Note 6).

b)  Legal proceedings

Various claims, suits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the shipping business. In addition, losses may arise from disputes with charterers, agents, insurance and other claims with suppliers relating to the operations of the Company's vessels.  The Company accrues for the cost of environmental liabilities when management becomes aware that a liability is probable and is able to reasonably estimate the probable exposure.  Currently, management is not aware of any such claims or contingent liabilities, for which it has not accrued for, requiring disclosure in the accompanying unaudited interim condensed consolidated financial statements.

The Company's vessels are covered for pollution in the amount of $1 billion of insurance per vessel per incident, by the Protection and Indemnity (P&I) Association in which the Company's vessels are entered. The Company's vessels are subject to calls payable to their P&I Association and may be subject to supplemental calls which are based on estimates of premium income and anticipated and paid claims.  Such estimates are adjusted each year by the board of directors of the P&I Association until the closing of the relevant policy year, which generally occurs within three years from the end of the policy year.  Supplemental calls, if any, are expensed when they are announced and according to the period they relate to. The Company is not aware of any supplemental calls in respect of any policy years other than those that have already been recorded in its condensed consolidated financial statements.

As described on Item 8 of the Company's the Annual Report on Form 20-F for the fiscal year ended December 31, 2014, filed with the SEC on April 8, 2015, on October 23, 2014, a purported shareholder of the Company filed a derivative and putative class action lawsuit in New York state court against the Company's Chief Executive Officer, members of its Board of Directors and several of its shareholders and related entities, and on March 4, 2015, the Company and the other defendants moved to dismiss the complaint. A judgment on the motion to dismiss is expected to be completed by October 2015. The motion is pending.  All discovery deadlines have been stayed pending resolution of the motion.

c)  Contingencies relating to Heron

Following the completion of the Merger, Oceanbulk Shipping became a wholly owned subsidiary of the Company. Oceanbulk Shipping owned an outstanding loan receivable of $23,680 from Heron, which was convertible into 50% of Heron's equity. After the conversion of the loan, on November 5, 2014, Heron became a 50-50 joint venture between Oceanbulk Shipping and ABY Group Holding Limited, and Oceanbulk Shipping shares joint control over Heron with ABY Group Holding Limited. Based on the applicable related agreements, neither party will entirely control Heron. In addition, any operational and other decisions with respect to Heron will need to be jointly agreed between Oceanbulk Shipping and ABY Group Holding Limited. As of June 30, 2015, all vessels previously owned by Heron had been either sold or distributed to its equity holders. While Oceanbulk Shipping and ABY Group Holding Limited intend that Heron eventually will be dissolved shortly after local authorities permit, until that occurs, contingencies to the Company may arise. However, the pre-transaction investors in Heron will effectively remain as ultimate beneficial owners of Heron, until Heron is dissolved on the basis that, according to the Merger Agreement, any cash received from the final liquidation of Heron will be transferred to the Sellers. As further disclosed in Note 9 of the Company's consolidated financial statements for the year ended December 31, 2014, included in the Company's annual report on Form 20-F, the Company entered into a loan agreement with CiT Finance LLC for an amount of $25,311, to finance the cash portion of the acquisition of the Heron Vessels and drew this amount in December 2014, upon the acquisition of the Heron Vessels. As of December 31, 2014 and June 30, 2015, the Company had an outstanding payable of $1,689 and 50, respectively, to the Sellers which is included under “Due to related parties” in the accompanying balance sheets.